UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2008

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of IDEXX Laboratories, Inc. (“IDEXX”) held on May 7, 2008, IDEXX’s stockholders approved, among other things, the IDEXX Laboratories, Inc. 2008 Incentive Compensation Plan (the “2008 Plan”), which had previously been approved by IDEXX’s board of directors, subject to stockholder approval.

Under the 2008 Plan, certain executive officers of IDEXX are eligible to receive performance awards having a maximum value equal to a specified percentage of IDEXX’s “operating income” as defined in the 2008 Plan for performance periods established by the compensation committee of IDEXX’s board of directors. A more detailed description of the terms of the 2008 Plan is contained in IDEXX’s Proxy Statement for its 2008 Annual Meeting of Stockholders under the caption “Adoption of 2008 Incentive Compensation Plan,” and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 13, 2008	By:	/s/ Conan R. Deady
Conan R. Deady
Corporate Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	IDEXX Laboratories, Inc. 2008 Proxy Statement (filed March 27, 2008, File No. 0-19271, and incorporated herein by reference).

10.2	IDEXX Laboratories, Inc. 2008 Incentive Compensation Plan.